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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                             Pioneer Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2010 through September 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


[GRAPHIC MAP]










                  Pioneer Value Fund
--------------------------------------------------------------------------------
                  Annual Report | September 30, 2011
--------------------------------------------------------------------------------

                  Ticker Symbols:
                  Class A   PIOTX
                  Class B   PBOTX
                  Class C   PCOTX
                  Class Y   PVFYX










                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         24

Notes to Financial Statements                                                32

Report of Independent Registered Public Accounting Firm                      41

Trustees, Officers and Service Providers                                     42



                               Pioneer Value Fund | Annual Report | 9/30/11    1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit low to flat growth and not head into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained strong despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital market volatility. But broadly speaking, we think this subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2    Pioneer Value Fund | Annual Report | 9/30/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/S/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                               Pioneer Value Fund | Annual Report | 9/30/11    3

Portfolio Management Discussion | 9/30/11

In the following discussion, John Peckham, senior vice president and portfolio manager at Pioneer Investments, and Rod Wright, senior vice president and portfolio manager at Pioneer Investments, review recent market events and describe the factors that affected Pioneer Value Fund's performance during the 12 months ended September 30, 2011. Mr. Peckham is responsible for the day-to-day management of the Fund's portfolio. He is supported by Mr. Wright.

Q Over the 12 months ended September 30, 2011, value stocks underperformed growth stocks. Could you discuss the investment environment for value stocks over the 12-month period and explain why they underperformed the growth stock universe?

A Value underperformed growth over the 12-month period largely due to the poor performance of the financials sector. Within financials, banks returned -11%, insurance stocks returned -12%, and diversified financials returned -29%. The one safe haven in financials was real estate investment trusts (REITs), which had a slightly positive return for the year.

     In 2011, financials proved the text book definition of value traps - stocks that appear to be cheap but turn out to be very expensive. As we began the Fund's fiscal year, it was easy to make the case that stocks of banks and brokers were cheap. After all, on traditional valuation measures like price-to-book value and price-to-earnings, the stocks appeared very inexpensive compared with their history and compared with stocks in other sectors.

     Unfortunately, the projected earnings failed to materialize and doubts emerged regarding the quality of reported book values. Regarding earnings, a host of issues hurt the sector, including slow loan growth and new regulations. With respect to book values, questions largely focused on what financial institutions held in mortgages, European sovereign bonds, and derivatives.

     However, the primary issue for the financials sector over the 12-month period was weak economic growth. In the end, financials are a levered bet on the economy. When the economy is weak, financials struggle to perform, as few people or businesses need to take out new loans, and those with loans struggle to repay them. We think with a better economy, earnings likely would have materialized and investors would have had more confidence in reported book values.

Q How did the Fund perform in that environment over the 12 months ended September 30, 2011?

A Pioneer Value Fund Class A shares returned -5.39% over the 12 months ended September 30, 2011, while the Fund's benchmark, the Russell 1000 Value Index, returned -1.89%. Over the same period, the average return of


4 Pioneer Value Fund | Annual Report | 9/30/11 the 501 mutual funds in Lipper's Large-Cap Value Funds category was -3.54%.

Q The Fund underperformed both the Russell 1000 Value Index and its Lipper peers over the 12-month period. Could you highlight some of the factors behind the Fund's underperformance relative to the overall market?

A The Fund's primary downfall over the past 12 months was our misplaced optimism on the pace of the global economic recovery. We mistakenly believed the economic recovery would follow the path of other post-war recoveries, with growth smartly reverting to trend-line rates. We positioned the Fund's portfolio accordingly. This, of course, proved incorrect as structural issues, policy mistakes, and several exogenous events hampered the recovery.

     The largest structural issue was, and remains, high debt levels. Consumers have been reducing debt from very high levels, and that undoubtedly hurt the biggest component of gross domestic product (GDP): consumer spending. Governments, in contrast, have continued to add debt at a furious pace, raising concerns about an ultimate day of reckoning when budgets are slashed and taxes raised. In sum, we misjudged the debt headwind.

     On the policy front, it is not clear that the Federal Reserve's (the Fed's) actions to stimulate the economy did much except to raise the cost of energy and food, while punishing savers. Similarly, the government's nearly $1 trillion stimulus program has failed to stimulate much growth and has had little obvious impact on the very high unemployment rate. In addition, a torrent of new and proposed laws and regulations have added an additional layer of business uncertainty. Looking back, it appears that we gave policy makers too much credit.

     The list of economically damaging exogenous events occurring in 2011 is noteworthy. The Japanese earthquake/tsunami tragedy last March disrupted the global supply chain and, in particular, hurt the automotive and technology industries. The so-called "Arab Spring" in the Middle East, which saw several longstanding authoritarian regimes overthrown through popular uprisings, likely contributed to a spike in oil prices. In the United States, floods in the Midwest, drought in the southwest, and a major hurricane hitting the east coast as well as numerous other severe weather events likely dampened economic activity. Thailand also has been suffering from terrible flooding that has further disrupted technology and automotive supply chains. We believe a stronger global economy would have likely powered through this streak of bad luck. Our mistake in managing the Fund over the 12 months ended September 30, 2011, was not adequately accounting for the effects of such events in light of a weaker-than-expected recovery.


                               Pioneer Value Fund | Annual Report | 9/30/11    5

Q What specific sector allocations or portfolio holdings aided or detracted from the Fund's relative performance over the 12-month period ended September 30, 2011?

A The Fund's sector weightings were a modest drag on performance over the period. In general, the Fund was overweight the cyclical sectors and underweight defensive sectors. This proved to be the wrong call as materials, industrials, and technology underperformed, while health care, consumer staples, telecommunications, and utilities outperformed. The Fund did benefit by our decision to overweight consumer discretionary and energy, while remaining underweight the difficult financials sector.

     Our stock picks proved the biggest drag on the Fund's performance over the 12-month period. Not surprisingly, the list of "bottom 10" performers held in the portfolio is dominated by cyclical names that suffered due to a combination of real and feared macroeconomic concerns, regulatory fallout, and self-inflicted wounds.

     Within financials, Fund positions in Bank of America, Goldman Sachs, regional bank Comerica, and insurer/asset manager Ameriprise significantly hurt returns. In the case of Bank of America, we misjudged the ongoing effects of the firm's deeply troubled mortgage business. Regarding Goldman Sachs, we underestimated the impact of regulatory reform. For Comerica, our estimates for loan growth proved too optimistic. In contrast, we were pleased with Ameriprise's business performance, however the market took a different view. The Fund continues to hold Ameriprise, but we sold the positions in the other stocks.

     Within the commodity sensitive sectors, the Fund's holdings in chemical maker LyondellBasell, refiner Marathon Petroleum, and miner Freeport McMoRan Copper & Gold underperformed due to macroeconomic concerns. However, the businesses have continued to perform well and we have maintained the Fund's positions

     Holdings in the technology sector proved especially disappointing for the Fund over the last 12 months. Xerox failed to meet our expectations in its core copier/printing business and its outsourced services segment. We exited the Xerox position and added to the Fund's holdings in more promising technology names, including Qualcomm and Oracle. Chip equipment maker Applied Materials also disappointed as demand stalled due to macroeconomic uncertainty. We continue to hold Applied Materials in the Fund's portfolio, as we expect equipment demand will improve as chip makers ramp up capital expenditures.

     The Fund's top-performing stocks over the 12 months ended September 30, 2011, featured a mix of stable defensive names, including Verizon and Coca-Cola, and a number of cyclical stocks in the media and energy industries.

6    Pioneer Value Fund | Annual Report | 9/30/11

     In media, News Corp, CBS, and Comcast were top performers for the Fund. News Corp was a very controversial stock during the period as the company responded to charges of "phone hacking" by employees at one of its London newspapers. Management wisely took strong action to reduce the negative effects, including shutting down the paper, dramatically raising the dividend, repurchasing a significant amount of stock, and making modest changes to improve corporate governance.

     In contrast, CBS and Comcast were far less controversial and outperformed during the period, as both companies' management teams executed on their core business strategies. In the case of CBS, the company benefited from a strong advertising market and continued efforts to generate more money from its hit TV shows. For Comcast, the company continued to find ways to boost the profitability of its industry leading cable system. In addition, the company purchased a stake in NBC Universal, a deal we believe will drive profits for years to come.

     In energy, integrated natural gas company Williams and oil company Chevron were top performers for the Fund over the 12-month period. In 2010, Williams changed CEOs, an event we judged would lead to a much-needed restructuring of the company. We started buying the stock for the Fund shortly after the CEO change. In early 2011, Williams announced it would split into a pipeline company and an exploration & production company. As we had hoped, the market reacted favorably to the news and unlocked the value in Williams's stock. We subsequently sold the Fund's position at a solid profit.

     Chevron was a less-exciting investment for the Fund over the past 12 months, but nonetheless a very profitable one. While Chevron clearly benefited from higher oil prices, management continued to drive better-than-expected profitability and returns from the company's refining and exploration & production segments. Along the way, Chevron raised its dividend twice and repurchased a significant amount of stock. The Fund continues to hold the stock as it remains cheap relative to the upside potential we see when several major projects start generating profits in a few years.

Q    What is your outlook for the final quarter of 2011 and beyond?

A Stock markets fell apart in the third quarter of 2011 as pessimism approached a peak. In our view, the market was pricing in a very high probability of a global recession. We did not share the view, and used the opportunity to add to the Fund's higher-conviction holdings and open new positions in stocks that had suffered badly in recent months.

     As we write, the final quarter of 2011 has gotten off to a good start, including one of the best Octobers in the history of the equity market. So far, economic data have failed to confirm a global recession. In addition, Europe


                               Pioneer Value Fund | Annual Report | 9/30/11    7
     has taken positive steps to address its debt crisis. Finally, third quarter earnings reports from many of the Fund's holdings have been positive, with outlooks generally better than feared. While nothing is certain, we remain encouraged, as it appears that progress is being made and equity valuations have remained attractive.

     The Fund continues to focus on cheap, quality stocks with an emphasis on names with low-valuation multiples, high returns on equity, solid free cash flow, and reasonable debt levels. We maintain a bias towards cyclical sectors in the portfolio, as that is where we have been finding the most value.

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Value Fund | Annual Report | 9/30/11

Portfolio Summary | 9/30/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THIS IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                  89.4%
Temporary Cash Investments                                           4.9%
Depositary Receipts for International Stocks                         3.6%
International Common Stocks                                          2.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THIS IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                          20.7%
Energy                                                              16.0%
Health Care                                                         13.8%
Industrials                                                         10.7%
Consumer Discretionary                                               9.3%
Consumer Staples                                                     8.7%
Utilities                                                            8.2%
Information Technology                                               6.3%
Telecommunication Services                                           3.3%
Materials                                                            3.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Johnson & Johnson, Inc.                                             3.64%
--------------------------------------------------------------------------------
 2.    Verizon Communications, Inc.                                        3.31
--------------------------------------------------------------------------------
 3.    Pfizer, Inc.                                                        3.28
--------------------------------------------------------------------------------
 4.    Chevron Corp.                                                       3.13
--------------------------------------------------------------------------------
 5.    ConocoPhillips, Inc.                                                2.71
--------------------------------------------------------------------------------
 6.    Altria Group, Inc.                                                  2.34
--------------------------------------------------------------------------------
 7.    United Healthcare Group, Inc.                                       2.24
--------------------------------------------------------------------------------
 8.    JPMorgan Chase & Co.                                                2.19
--------------------------------------------------------------------------------
 9.    Exelon Corp.                                                        2.19
--------------------------------------------------------------------------------
10.    Union Pacific Corp.                                                 2.16
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                               Pioneer Value Fund | Annual Report | 9/30/11    9

Prices and Distributions | 9/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                         9/30/11                     9/30/10
--------------------------------------------------------------------------------
       A                            $9.67                       $10.37
--------------------------------------------------------------------------------
       B                            $8.80                       $ 9.45
--------------------------------------------------------------------------------
       C                            $8.76                       $ 9.43
--------------------------------------------------------------------------------
       Y                            $9.76                       $10.46
--------------------------------------------------------------------------------

Distributions per Share: 10/1/10-9/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment        Short-Term        Long-Term
      Class                Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A                 $0.1653                $ --             $ --
-------------------------------------------------------------------------------
       B                 $    --                $ --             $ --
-------------------------------------------------------------------------------
       C                 $0.0636                $ --             $ --
-------------------------------------------------------------------------------
       Y                 $0.2085                $ --             $ --
-------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.


10    Pioneer Value Fund | Annual Report | 9/30/11

Performance Update | 9/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------
                     Net Asset    Public Offering
Period               Value (NAV)  Price (POP)
--------------------------------------------------
10 Years              0.61%         0.01%
5 Years              -6.29         -7.39
1 Year               -5.39        -10.81
--------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2011)
--------------------------------------------------
                     Gross        Net
--------------------------------------------------
                     1.01%        1.01%
--------------------------------------------------

[THIS IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Value                Russell 1000
                    Fund                      Value Index
9/01              $ 9,425                       $10,000
                    7,842                         8,305
9/03                9,641                        10,329
                   11,284                        12,448
9/05               12,842                        14,525
                   13,856                        16,649
9/07               16,279                        19,055
                   11,273                        14,566
9/09               10,203                        13,019
                   10,583                        14,177
9/11               10,012                        13,910

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                              Pioneer Value Fund | Annual Report | 9/30/11    11

Performance Update | 9/30/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------
                     If           If
Period               Held         Redeemed
--------------------------------------------------
 10 Years            -0.63%        -0.63%
 5 Years             -7.56         -7.56
 1 Year              -6.88        -10.60
--------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2011)
--------------------------------------------------
                     Gross        Net
--------------------------------------------------
                     2.46%        2.46%
--------------------------------------------------

[THIS IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Value               Russell 1000
                     Fund                     Value Index
9/01               $10,000                      $10,000
                     8,232                        8,305
9/03                 9,970                       10,329
                    11,561                       12,448
9/05                13,024                       14,525
                    13,901                       16,649
9/07                16,151                       19,055
                    11,057                       14,566
9/09                 9,853                       13,019
                    10,077                       14,177
9/11                 9,384                       13,910

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Value Fund | Annual Report | 9/30/11

Performance Update | 9/30/11                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------
                     If           If
Period               Held         Redeemed
--------------------------------------------------
 10 Years            -0.51%       -0.51%
 5 Years             -7.31        -7.31
 1 Year              -6.53        -6.53
--------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2011)
--------------------------------------------------
                     Gross        Net
--------------------------------------------------
                     2.16%        2.16%
--------------------------------------------------

[THIS IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Value               Russell 1000
                     Fund                     Value Index
9/01               $10,000                      $10,000
                     8,221                        8,305
9/03                 9,998                       10,329
                    11,563                       12,448
9/05                13,020                       14,525
                    13,890                       16,649
9/07                16,155                       19,055
                    11,068                       14,566
9/09                 9,904                       13,019
                    10,167                       14,177
9/11                 9,502                       13,910

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                              Pioneer Value Fund | Annual Report | 9/30/11    13

Performance Update | 9/30/11                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 Million investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------
                     If           If
Period               Held         Redeemed
--------------------------------------------------
 10 Years             0.91%        0.91%
 5 Years             -5.90        -5.90
 1 Year              -4.99        -4.99
--------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2011)
--------------------------------------------------
                     Gross        Net
--------------------------------------------------
                     0.59%        0.59%
--------------------------------------------------

[THIS IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Value               Russell 1000
                     Fund                     Value Index
9/01              $5,000,000                  $5,000,000
                   4,160,976                   4,152,598
9/03               5,115,450                   5,164,465
                   5,990,346                   6,223,979
9/05               6,852,768                   7,262,642
                   7,422,570                   8,324,464
9/07               8,753,059                   9,527,284
                   6,083,049                   7,282,878
9/09               5,535,853                   6,509,487
                   5,764,146                   7,088,680
9/11               5,476,629                   6,954,909

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available to limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Value Fund | Annual Report | 9/30/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on actual returns from April 1, 2011, through September 30, 2011.

-------------------------------------------------------------------------------------
Share Class                     A               B               C               Y
-------------------------------------------------------------------------------------
Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 4/1/11
-------------------------------------------------------------------------------------
Ending Account                $806.08         $797.81         $800.81         $807.56
Value (after expenses)
on 9/30/11
-------------------------------------------------------------------------------------
Expenses Paid                   $4.62          $11.81           $9.66           $2.76
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, 2.62%, 2.14% and 0.61% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


                              Pioneer Value Fund | Annual Report | 9/30/11    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2011, through September 30, 2011.

-------------------------------------------------------------------------------------
Share Class                     A               B               C               Y
-------------------------------------------------------------------------------------
Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 4/1/11
-------------------------------------------------------------------------------------
Ending Account              $1,019.95       $1,011.93       $1,014.34       $1,022.01
Value (after expenses)
on 9/30/11
-------------------------------------------------------------------------------------
Expenses Paid                   $5.16          $13.21          $10.81           $3.09
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, 2.62%, 2.14% and 0.61% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


16    Pioneer Value Fund | Annual Report | 9/30/11

Schedule of Investments | 9/30/11

--------------------------------------------------------------------------------------------
Shares                                                                        Value
--------------------------------------------------------------------------------------------
                COMMON STOCKS -- 98.0%
                ENERGY -- 15.7%
                Integrated Oil & Gas -- 8.1%
    406,400     Chevron Corp.                                                 $   37,600,128
    514,800     ConocoPhillips, Inc.                                              32,597,136
    228,100     Occidental Petroleum Corp.                                        16,309,150
    473,000     QEP Resources, Inc.                                               12,804,110
                                                                              --------------
                                                                              $   99,310,524
--------------------------------------------------------------------------------------------
                Oil & Gas Drilling -- 1.0%
    322,700     Ensco Plc                                                     $   13,046,761
--------------------------------------------------------------------------------------------
                Oil & Gas Equipment & Services -- 2.2%
    262,200     Baker Hughes, Inc.                                            $   12,103,152
    285,700     National-Oilwell Varco, Inc.                                      14,633,554
                                                                              --------------
                                                                              $   26,736,706
--------------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 2.2%
    499,500     Chesapeake Energy Corp.                                       $   12,762,225
    647,300     Marathon Oil Corp.                                                13,968,734
                                                                              --------------
                                                                              $   26,730,959
--------------------------------------------------------------------------------------------
                Oil & Gas Refining & Marketing -- 1.0%
    440,400     Marathon Petroleum Corp.                                      $   11,917,224
--------------------------------------------------------------------------------------------
                Oil & Gas Storage & Transportation -- 1.2%
    575,400     Kinder Morgan Holdco, Inc. (b)                                $   14,897,106
                                                                              --------------
                Total Energy                                                  $  192,639,280
--------------------------------------------------------------------------------------------
                MATERIALS -- 2.9%
                Diversified Chemical -- 2.2%
    392,500     E.I. du Pont de Nemours and Co.                               $   15,688,225
    456,800     LyondellBasell Industries NV                                      11,159,624
                                                                              --------------
                                                                              $   26,847,849
--------------------------------------------------------------------------------------------
                Diversified Metals & Mining -- 0.7%
    302,500     Freeport-McMoRan Copper & Gold, Inc. (Class B)                $    9,211,125
                                                                              --------------
                Total Materials                                               $   36,058,974
--------------------------------------------------------------------------------------------
                CAPITAL GOODS -- 6.7%
                Aerospace & Defense -- 1.7%
    295,300     United Technologies Corp.                                     $   20,777,308
--------------------------------------------------------------------------------------------
                Construction & Engineering -- 1.3%
    339,800     Fluor Corp.                                                   $   15,817,690
--------------------------------------------------------------------------------------------
                Construction & Farm Machinery & Heavy Trucks -- 2.           5%
    215,700     Cummins, Inc.                                                 $   17,614,062
    204,100     Deere & Co.                                                       13,178,737
                                                                              --------------
                                                                              $   30,792,799
--------------------------------------------------------------------------------------------
                Electrical Component & Equipment -- 1.2%
    370,800     Emerson Electric Co.                                          $   15,317,748
                                                                              --------------
                Total Capital Goods                                           $   82,705,545
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/11    17

--------------------------------------------------------------------------------------------
Shares                                                                       Value
--------------------------------------------------------------------------------------------
                TRANSPORTATION -- 3.8%
                Railroads -- 3.8%
  1,089,300     CSX Corp.                                                     $   20,337,231
    317,300     Union Pacific Corp.                                               25,913,891
                                                                              --------------
                                                                              $   46,251,122
                                                                              --------------
                Total Transportation                                          $   46,251,122
--------------------------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 1.1%
                Auto Parts & Equipment -- 1.1%
    327,000     Lear Corp.                                                    $   14,028,300
                                                                              --------------
                Total Automobiles & Components                                $   14,028,300
--------------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 1.5%
                Restaurants -- 1.5%
    212,700     McDonald's Corp.                                              $   18,679,314
                                                                              --------------
                Total Consumer Services                                       $   18,679,314
--------------------------------------------------------------------------------------------
                MEDIA -- 5.0%
                Broadcasting -- 1.4%
    803,200     CBS Corp. (Class B)                                           $   16,369,216
--------------------------------------------------------------------------------------------
                Cable & Satellite -- 1.9%
  1,125,600     Comcast Corp.                                                 $   23,525,040
--------------------------------------------------------------------------------------------
                Movies & Entertainment -- 1.7%
  1,349,500     News Corp.                                                    $   20,876,765
                                                                              --------------
                Total Media                                                   $   60,771,021
--------------------------------------------------------------------------------------------
                RETAILING -- 1.5%
                Apparel Retail -- 1.5%
    328,500     TJX Companies, Inc.                                           $   18,221,895
                                                                              --------------
                Total Retailing                                               $   18,221,895
--------------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 8.5%
                Distillers & Vintners -- 1.1%
    765,200     Constellation Brands, Inc.*                                   $   13,773,600
--------------------------------------------------------------------------------------------
                Packaged Foods & Meats -- 2.4%
    474,500     Campbell Soup Co. (b)                                         $   15,359,565
    236,700     Hershey Foods Corp.                                               14,022,108
                                                                              --------------
                                                                              $   29,381,673
--------------------------------------------------------------------------------------------
                Soft Drinks -- 1.7%
    310,500     Coca-Cola Co.                                                 $   20,977,380
--------------------------------------------------------------------------------------------
                Tobacco -- 3.3%
  1,047,200     Altria Group, Inc.                                            $   28,075,432
    203,200     Philip Morris International, Inc.                                 12,675,616
                                                                              --------------
                                                                              $   40,751,048
                                                                              --------------
                Total Food, Beverage & Tobacco                                $  104,883,701
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Value Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------
Shares                                                                       Value
--------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 5.1%
                Health Care Distributors -- 2.9%
    439,300     Cardinal Health, Inc.                                         $   18,397,884
    236,900     McKesson Corp.                                                    17,222,630
                                                                              --------------
                                                                              $   35,620,514
--------------------------------------------------------------------------------------------
                Managed Health Care -- 2.2%
    582,800     United Healthcare Group, Inc.                                 $   26,878,736
                                                                              --------------
                Total Health Care Equipment & Services                        $   62,499,250
--------------------------------------------------------------------------------------------
                PHARMACEUTICALS & BIOTECHNOLOGY -- 8.4%
                Pharmaceuticals -- 8.4%
    686,700     Johnson & Johnson Co.                                         $   43,749,657
222,230,800     Pfizer, Inc.                                                      39,440,544
    295,800     Watson Pharmaceuticals, Inc.* (b)                                 20,188,350
                                                                              --------------
                                                                              $  103,378,551
                                                                              --------------
                Total Pharmaceuticals & Biotechnology                         $  103,378,551
--------------------------------------------------------------------------------------------
                BANKS -- 7.0%
                Diversified Banks -- 5.2%
    340,600     HSBC Holdings Plc (b)                                         $   12,956,424
    666,000     Standard Chartered Plc                                            13,393,702
111,016,500     United Overseas Bank, Ltd.                                        13,224,535
    999,600     Wells Fargo & Co.                                                 24,110,352
                                                                              --------------
                                                                              $   63,685,013
--------------------------------------------------------------------------------------------
                Regional Banks -- 1.8%
    451,100     PNC Bank Corp.                                                $   21,738,509
                                                                              --------------
                Total Banks                                                   $   85,423,522
--------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 6.4%
                Asset Management & Custody Banks -- 1.2%
    382,600     Ameriprise Financial, Inc.                                    $   15,059,136
--------------------------------------------------------------------------------------------
                Consumer Finance -- 3.0%
    481,900     Capital One Financial Corp. (b)                               $   19,097,697
    765,500     Discover Financial Services, Inc.                                 17,560,570
                                                                              --------------
                                                                              $   36,658,267
--------------------------------------------------------------------------------------------
                Diversified Financial Services -- 2.2%
    873,700     JPMorgan Chase & Co.                                          $   26,315,844
                                                                              --------------
                Total Diversified Financials                                  $   78,033,247
--------------------------------------------------------------------------------------------
                INSURANCE -- 6.9%
                Life & Health Insurance -- 1.6%
    420,800     Prudential Financial, Inc.                                    $   19,718,688
--------------------------------------------------------------------------------------------
                Property & Casualty Insurance -- 5.3%
    361,900     ACE, Ltd.                                                     $   21,931,140
    381,100     Chubb Corp.                                                       22,862,189

The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/11    19

--------------------------------------------------------------------------------------------
Shares                                                                        Value
--------------------------------------------------------------------------------------------
                Property & Casualty Insurance -- (continued)
    420,600     The Travelers Companies, Inc.                                 $   20,495,838
                                                                              --------------
                                                                              $   65,289,167
                                                                              --------------
                Total Insurance                                               $   85,007,855
--------------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 1.9%
                Systems Software -- 1.9%
    792,900     Oracle Corp.                                                  $   22,787,946
                                                                              --------------
                Total Software & Services                                     $   22,787,946
--------------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 1.7%
                Communications Equipment -- 1.7%
    420,700     Qualcomm, Inc.                                                $   20,458,641
                                                                              --------------
                Total Technology Hardware & Equipment                         $   20,458,641
--------------------------------------------------------------------------------------------
                SEMICONDUCTORS -- 2.7%
                Semiconductor Equipment -- 2.7%
  1,275,500     Applied Materials, Inc.                                       $   13,201,425
    564,200     ASM Lithography Holdings NV                                       19,487,468
                                                                              --------------
                                                                              $   32,688,893
                                                                              --------------
                Total Semiconductors                                          $   32,688,893
--------------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 3.2%
                Integrated Telecommunication Services -- 3.2%
  1,082,200     Verizon Communications, Inc.                                  $   39,824,960
                                                                              --------------
                Total Telecommunication Services                              $   39,824,960
--------------------------------------------------------------------------------------------
                UTILITIES -- 8.0%
                Electric Utilities -- 3.6%
    616,800     Exelon Corp.                                                  $   26,281,848
    538,600     Northeast Utilities Co. (b)                                       18,123,890
                                                                              --------------
                                                                              $   44,405,738
--------------------------------------------------------------------------------------------
                Gas Utilities -- 1.6%
  1,104,000     Questar Corp.                                                 $   19,551,840
--------------------------------------------------------------------------------------------
                Multi-Utilities -- 2.8%
    789,600     CMS Energy Corp. (b)                                          $   15,626,184
    585,100     Wisconsin Energy Corp.                                            18,307,779
                                                                              --------------
                                                                              $   33,933,963
                                                                              --------------
                Total Utilities                                               $   97,891,541
--------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $1,270,597,040)                                         $1,202,233,558
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Value Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                    Value
--------------------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENTS -- 5.0%
                SECURITIES LENDING COLLATERAL -- 5.0% (c)
                Certificates of Deposit:
  1,446,031     Bank of Montreal Chicago, 0.18%, 10/20/11                     $    1,446,559
  1,446,482     Bank of Montreal Chicago, 0.38%, 9/26/12                           1,446,559
  1,445,907     Bank of Nova Scotia, 0.32%, 10/11/12                               1,446,559
    361,868     Bank of Nova Scotia Houston, 0.54%, 6/11/12                          361,970
  1,807,237     Canadian Imperial Bank of Commerce NY, 0.21%, 10/3/11              1,808,199
  1,807,193     Dnb Nor Bank ASA NY, 0.22%, 11/14/11                               1,808,088
  1,626,431     JPMorgan Chase Bank NA, 0.28%, 10/17/12                            1,627,379
    903,595     National Australia Bank NY, 0.27%, 10/19/11                          904,096
  1,265,608     National Australia Bank NY, 0.31%, 1/9/12                          1,265,739
  1,988,771     RaboBank nederland, 0.32%, 4/2/12                                  1,989,233
    903,818     Royal Bank of Canada NY, 0.48%, 9/10/12                              904,099
  1,806,348     Skandinav Enskilda Bank NY, 0.33%, 11/9/11                         1,808,238
    722,708     Wachovia Corp., 0.38%, 10/15/11                                      723,302
    542,505     Wachovia Corp., 0.48%, 3/1/12                                        542,720
  1,807,778     Westpac Banking Corp., NY, 0.33%, 12/6/11                          1,808,199
                                                                              --------------
                                                                              $   19,890,939
--------------------------------------------------------------------------------------------
                Commercial Paper:
    722,792     American Honda Finance, 0.30%, 1/11/12                        $      723,280
    432,490     Chariot Funding LLC, 0.16%, 10/17/11                                 432,490
  1,446,533     Chariot Funding LLC, 0.16%, 10/5/11                                1,446,533
  1,265,644     Chariot Funding LLC, 0.15%, 10/19/11                               1,265,644
    578,292     Commonwealth Bank of Australia, 0.28%, 12/15/11                      578,292
  1,101,810     Commonwealth Bank of Australia, 0.39%, 2/23/12                     1,101,810
    904,051     Falcon Asset Securitization Co., LLC, 0.16%, 10/13/11                904,051
  1,808,151     Falcon Asset Securitization Co., LLC, 0.16%, 10/7/11               1,808,151
    829,811     Federal Farm Credit, 0.18%, 8/20/12                                  829,990
  1,300,809     General Electric Capital Corp., 0.37%, 4/10/12                     1,301,895
    180,556     General Electric Capital Corp., 0.42%, 7/27/12                       180,696
    198,850     General Electric Capital Corp., 0.48%, 11/21/11                      198,956
    904,090     National Australia Funding Delaware, Inc., 0.19%, 10/3/11            904,090
  1,626,692     Nestle Capital Corp., 0.19%, 12/20/11                              1,626,692
  1,445,434     Nordea NA, 0.28%, 1/9/12                                           1,445,434
  1,159,287     Old Line Funding LLC, 0.17%, 10/5/11                               1,159,287
    542,444     Old Line Funding LLC, 0.17%, 10/7/11                                 542,444
  1,446,374     Procter & Gamble, 0.14%, 11/3/11                                   1,446,374
    903,416     Royal Bank of Canada, 0.30%, 10/1/12                                 904,099
  1,084,822     Sanofi Aventis SA, 0.17%, 10/20/11                                 1,084,822
    401,599     Straight-a Funding LLC, 0.19%, 12/9/11                               401,599
  1,807,765     Svenska HandelsBanken, 0.38%, 10/5/12                              1,808,199
    969,651     Thunderbay Funding LLC, 0.17%, 10/12/11                              969,651
    724,314     Thunderbay Funding LLC, 0.18%, 10/5/11                               724,314
    361,478     Thunderbay Funding LLC, 0.22%, 12/13/11                              361,478
    722,992     Thunderbay Funding LLC, 0.22%, 12/5/11                               722,992
    904,014     Variable Funding Capital Co., LLC, 0.19%, 10/19/11                   904,014

The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/11    21

--------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                    Value
--------------------------------------------------------------------------------------------
                Commercial Paper -- (continued)
    903,746     Variable Funding Capital Co., LLC, 0.21%, 12/7/11             $      903,746
    361,516     Wells Fargo & Co., 0.34%, 1/24/12                                    361,750
                                                                              --------------
                                                                              $   27,042,773
--------------------------------------------------------------------------------------------
                Tri-party Repurchase Agreements:
  1,808,200     Merrill Lynch, Inc., 0.04%, dated 9/30/11, repurchase price of $1,808,199 plus accrued interest on 10/3/11
                collateralized by the following:
                $356,509 U.S. Treasury Bond, 5.0%, 5/15/37
                $1,487,556 U.S. Treasury Note, 1.75%, 5/31/16                 $    1,808,200
  7,250,734     RBS Securities, Inc., 0.05%, dated 9/30/11, repurchase
                price of $7,250,733 plus accrued interest on 10/3/11
                collateralized by $7,395,923 Federal Home Loan Mortgage
                Corp., 0.0%, 3/30/12 - 6/30/12                                     7,250,734
    723,281     Barclays Capital Markets, 0.05%, dated 9/30/11,
                repurchase price of $723,280 plus accrued interest on
                10/3/11 collateralized by $737,745 U.S. Treasury Notes,
                3.125 - 3.625%, 2/15/21 - 5/15/21                                    723,281
                                                                              --------------
                                                                              $    9,782,215
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------
                Money Market Mutual Funds:
  2,712,299     Dreyfus Preferred Money Market Fund                           $    2,712,299
  2,712,299     Fidelity Prime Money Market Fund                                   2,712,299
                                                                              --------------
                                                                              $    5,424,598
                                                                              --------------
                Total Securities Lending Collateral                           $   62,140,525
--------------------------------------------------------------------------------------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $62,140,520)                                            $   62,140,525
--------------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 103.0%
                (Cost $1,332,737,565) (a)                                     $1,264,374,083
--------------------------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- (3.0)%                        $  (37,271,664)
--------------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                                    $1,227,102,419
============================================================================================

*    Non-income producing security.

(a) At September 30, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $1,333,468,594 was as follows:

     Aggregate gross unrealized gain for all investments in which there
       is an excess of value over tax cost                                    $   46,981,586
     Aggregate gross unrealized loss for all investments in which there
       is an excess of tax cost over value                                      (116,076,097)
                                                                              --------------
     Net unrealized loss                                                      $  (69,094,511)
                                                                              ==============

The accompanying notes are an integral part of these financial statements.

22    Pioneer Value Fund | Annual Report | 9/30/11

(b)  At September 30, 2011, the following securities were out on loan:

--------------------------------------------------------------------------------------------
      Shares            Security                                                 Value
--------------------------------------------------------------------------------------------
       396,200        Campbell Soup Co.*                                         $12,824,994
       340,000        Capital One Financial Corp.                                 13,474,200
           700        CMS Energy Corp.                                                13,853
        95,100        HSBC Holdings Plc                                            3,617,604
       568,700        Kinder Morgan Holdco, Inc.                                  14,723,643
         9,400        Northeast Utilities Co.                                        316,310
       209,500        Watson Pharmaceuticals, Inc.*                               14,298,375
--------------------------------------------------------------------------------------------
                      Total                                                      $59,268,979
============================================================================================

(c)  Securities lending collateral is managed by Credit Suisse, New York Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2011, aggregated $1,269,681,942 and $1,463,619,915, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally equity securities are categorized as level 1, fixed income securities and senior loans as level 2 and securities valued using fair value methods (see
Note 1A) are categorized as level 3.

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------
                                Level 1            Level 2         Level 3    Total
--------------------------------------------------------------------------------------------
Common Stocks                   $1,202,233,558     $        --     $--        $1,202,233,558
Temporary Cash Investments                  --      46,933,712      --            46,933,712
Repurchase Agreements                       --       9,782,215      --             9,782,215
Money Market Mutual Funds            5,424,598              --      --             5,424,598
--------------------------------------------------------------------------------------------
Total                           $1,207,658,156     $56,715,927     $--        $1,264,374,083
============================================================================================
Other Financial Instruments*    $           --     $   (10,716)    $--        $      (10,716)
--------------------------------------------------------------------------------------------

* Other Financial Instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/11    23

Statement of Assets and Liabilities | 9/30/11

ASSETS:
  Investment in securities (including securities loaned of
   $59,268,979) (cost $1,332,737,565)                                      $1,264,374,083
  Cash                                                                         14,570,329
  Receivables --
   Investment securities sold                                                  13,029,630
   Fund shares sold                                                               149,388
   Dividends, interest and foreign taxes withheld                               2,294,343
  Other                                                                           620,605
-----------------------------------------------------------------------------------------
     Total assets                                                          $1,295,038,378
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $    4,512,020
   Fund shares repurchased                                                        776,254
   Upon return of securities loaned                                            62,140,525
  Forward foreign currency settlement contracts, net                               10,716
  Due to affiliates                                                               377,774
  Accrued expenses                                                                118,670
-----------------------------------------------------------------------------------------
     Total liabilities                                                     $   67,935,959
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $1,990,444,594
  Undistributed net investment income                                           8,247,376
  Accumulated net realized loss on investments and foreign currency
   transactions                                                              (703,226,248)
  Net unrealized loss on investments                                          (68,363,482)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                           179
-----------------------------------------------------------------------------------------
     Total net assets                                                      $1,227,102,419
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,211,646,619/125,364,368 shares)                     $         9.67
  Class B (based on $3,150,916/358,107 shares)                             $         8.80
  Class C (based on $3,559,699/406,559 shares)                             $         8.76
  Class Y (based on $8,745,185/896,482 shares)                             $         9.76
MAXIMUM OFFERING PRICE:
  Class A ($9.67 [divided by] 94.25%)                                      $        10.26
=========================================================================================

The accompanying notes are an integral part of these financial statements.

24    Pioneer Value Fund | Annual Report | 9/30/11

Statement of Operations

For the Year Ended 9/30/11

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $80,211)            $  34,277,767
  Interest                                                                3,069
  Income from securities loaned, net                                    114,076
------------------------------------------------------------------------------------------------
     Total investment income                                                        $ 34,394,912
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees
   Basic Fee                                                      $   9,148,877
   Performance Adjustment                                            (1,597,791)
  Transfer agent fees and expenses
   Class A                                                            1,757,628
   Class B                                                               40,276
   Class C                                                               18,191
   Class Y                                                                2,911
  Distribution fees
   Class A                                                            3,753,644
   Class B                                                               46,668
   Class C                                                               44,255
  Shareholder communications expense                                  1,491,312
  Administrative reimbursement                                          458,973
  Custodian fees                                                         41,468
  Registration fees                                                      68,317
  Professional fees                                                     145,062
  Printing expense                                                       64,914
  Fees and expenses of nonaffiliated trustees                            51,303
  Miscellaneous                                                         138,011
------------------------------------------------------------------------------------------------
     Total expenses                                                                 $ 15,674,019
------------------------------------------------------------------------------------------------
     Net expenses                                                                   $ 15,674,019
------------------------------------------------------------------------------------------------
       Net investment income                                                        $ 18,720,893
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                    $  16,924,874
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                     (577,522)
   Class actions                                                      3,390,398     $ 19,737,750
------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                    $ (91,270,378)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                          179     $(91,270,199)
------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                         $(71,532,449)
------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                              $(52,811,556)
================================================================================================

The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/11    25

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                            Year Ended           Year Ended
                                                            9/30/11              9/30/10
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   18,720,893       $   20,096,309
Net realized gain on investments and foreign currency
  transactions                                                  19,737,750            1,892,730
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                                (91,270,199)          42,561,926
-----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                             $  (52,811,556)      $   64,550,965
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.17 and $0.13 per share, respectively)        $  (22,104,873)      $  (19,614,139)
   Class B ($0.00 and $0.00 per share, respectively)                    --                   --
   Class C ($0.06 and $0.02 per share, respectively)               (27,722)             (11,439)
   Class Y ($0.21 and $0.17 per share, respectively)              (273,977)            (464,073)
-----------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $  (22,406,572)      $  (20,089,651)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $   19,338,683       $   32,747,893
Reinvestment of distributions                                   20,888,119           18,389,243
Cost of shares repurchased                                    (220,590,282)        (313,899,890)
-----------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                           $ (180,363,480)      $ (262,762,754)
-----------------------------------------------------------------------------------------------
   Net decrease in net assets                               $ (255,581,608)      $ (218,301,440)
NET ASSETS:
Beginning of year                                            1,482,684,027        1,700,985,467
-----------------------------------------------------------------------------------------------
End of year                                                 $1,227,102,419       $1,482,684,027
-----------------------------------------------------------------------------------------------
Undistributed net investment income                         $    8,247,376       $   12,417,938
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Value Fund | Annual Report | 9/30/11

                                     '11 Shares      '11 Amount        '10 Shares      '10 Amount
Class A
Shares sold                            1,500,628     $  17,521,898       2,797,315     $  29,449,210
Reinvestment of distributions          1,826,737        20,785,131       1,751,728        18,287,903
Less shares repurchased              (18,514,405)     (209,182,823)    (27,042,909)     (282,831,187)
----------------------------------------------------------------------------------------------------
   Net decrease                      (15,187,040)    $(170,875,794)    (22,493,866)    $(235,094,074)
====================================================================================================
Class B
Shares sold or exchanged                  45,778     $     462,747          25,693     $     244,671
Less shares repurchased                 (245,177)       (2,530,504)       (339,688)       (3,264,426)
----------------------------------------------------------------------------------------------------
   Net decrease                         (199,399)    $  (2,067,757)       (313,995)    $  (3,019,755)
====================================================================================================
Class C
Shares sold                               58,953     $     604,152         132,262     $   1,264,378
Reinvestment of distributions              2,458            25,487           1,107            10,516
Less shares repurchased                 (112,399)       (1,151,468)       (150,184)       (1,434,924)
----------------------------------------------------------------------------------------------------
   Net decrease                          (50,988)    $    (521,829)        (16,815)    $    (160,030)
====================================================================================================
Class Y
Shares sold                               66,098     $     749,886         169,295     $   1,789,634
Reinvestment of distributions              6,759            77,501           8,633            90,824
Less shares repurchased                 (669,823)       (7,725,487)     (2,515,901)      (26,369,353)
----------------------------------------------------------------------------------------------------
   Net decrease                         (596,966)    $  (6,898,100)     (2,337,973)    $ (24,488,895)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/11    27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended    Year Ended   Year Ended   Year Ended    Year Ended
                                                                   9/30/11       9/30/10      9/30/09      9/30/08       9/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $    10.37    $    10.12   $    11.44   $    18.28    $    18.55
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                             $     0.15    $     0.14   $     0.17   $     0.25    $     0.29
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                 (0.68)         0.24        (1.29)       (5.47)         2.60
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations               $    (0.53)   $     0.38   $    (1.12)  $    (5.22)   $     2.89
Distributions to shareowners:
 Net investment income                                                  (0.17)        (0.13)       (0.20)       (0.25)        (0.30)
 Net realized gain                                                         --            --           --        (1.37)        (2.86)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $    (0.70)   $     0.25   $    (1.32)  $    (6.84)   $    (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $     9.67    $    10.37   $    10.12   $    11.44    $    18.28
====================================================================================================================================
Total return*                                                           (5.39)%        3.72%       (9.49)%     (30.75)%       17.49%
Ratio of net expenses to average net assets+                             1.02%         1.01%        1.06%        0.94%         0.92%
Ratio of net investment income to average net assets+                    1.23%         1.23%        1.89%        1.73%         1.65%
Portfolio turnover rate                                                    84%          111%          53%          95%           34%
Net assets, end of period (in thousands)                           $1,211,647    $1,457,472   $1,649,438   $2,082,427    $3,569,146
Ratios with reduction for fees paid indirectly:
 Net expenses                                                            1.02%          1.01%       1.06%        0.94%         0.92%
 Net investment income                                                   1.23%          1.23%       1.89%        1.73%         1.65%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

28  Pioneer Value Fund | Annual Report | 9/30/11

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
                                                                   9/30/11       9/30/10       9/30/09       9/30/08      9/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                               $ 9.45        $ 9.24        $ 10.47       $ 16.87      $ 17.36
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $   --        $ 0.01        $  0.06       $  0.11      $  0.10
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                             (0.65)         0.20          (1.21)        (5.04)       2.39
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations               $(0.65)       $ 0.21        $ (1.15)      $ (4.93)     $  2.49
Distributions to shareowners:
 Net investment income                                                 --            --          (0.08)        (0.10)       (0.12)
 Net realized gain                                                     --            --             --         (1.37)       (2.86)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $(0.65)       $ 0.21        $ (1.23)      $ (6.40)     $ (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 8.80        $ 9.45        $  9.24       $ 10.47      $16.87
====================================================================================================================================
Total return*                                                       (6.88)%        2.27%        (10.89)%      (31.54)%      16.18%
Ratio of net expenses to average net assets+                         2.62%         2.46%          2.57%         2.06%        2.05%
Ratio of net investment income (loss) to average net assets+        (0.37)%       (0.23)%         0.41%         0.60%        0.53%
Portfolio turnover rate                                                84%          111%            53%           95%          34%
Net assets, end of period (in thousands)                           $3,151        $5,271        $ 8,057       $13,518      $30,378
Ratios with reduction for fees paid indirectly:
 Net expenses                                                        2.62%         2.46%          2.57%         2.04%        2.02%
 Net investment income (loss)                                       (0.37)%       (0.23)%         0.41%         0.62%        0.56%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                Pioneer Value Fund | Annual Report | 9/30/11  29

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                      9/30/11      9/30/10      9/30/09      9/30/08      9/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $ 9.43       $9.21        $ 10.43      $ 16.84      $ 17.33
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $ 0.02       $0.01        $  0.08      $  0.10      $  0.07
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                (0.63)       0.23          (1.19)       (5.01)       2.43
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $(0.61)      $0.24        $ (1.11)     $ (4.91)     $  2.50
Distributions to shareowners:
 Net investment income                                                 (0.06)       (0.02)        (0.11)       (0.13)       (0.13)
 Net realized gain                                                        --           --            --        (1.37)       (2.86)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $(0.67)      $0.22        $ (1.22)     $ (6.41)     $ (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 8.76       $9.43        $  9.21      $ 10.43      $16.84
====================================================================================================================================
Total return*                                                          (6.53)%       2.65%       (10.51)%     (31.49)%      16.31%
Ratio of net expenses to average net assets+                            2.14%        2.16%         2.18%        1.92%        1.98%
Ratio of net investment income to average net assets+                   0.11%        0.08%         0.83%        0.76%        0.58%
Portfolio turnover rate                                                   84%         111%           53%          95%          34%
Net assets, end of period (in thousands)                              $3,560       $4,314       $ 4,371      $ 7,458      $12,606
Ratios with reduction for fees paid indirectly:
 Net expenses                                                           2.14%        2.16%         2.18%        1.91%        1.96%
 Net investment income                                                  0.11%        0.08%         0.83%        0.77%        0.60%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30  Pioneer Value Fund | Annual Report | 9/30/11

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                      9/30/11      9/30/10      9/30/09      9/30/08      9/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $10.46       $ 10.21      $ 11.54      $  18.42     $ 18.67
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $ 0.22       $  0.28      $  0.30      $   0.33     $  0.39
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                (0.71)        0.14         (1.38)        (5.54)       2.59
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $(0.49)      $  0.42      $ (1.08)     $  (5.21)    $  2.98
Distributions to shareowners:
 Net investment income                                                 (0.21)        (0.17)       (0.25)        (0.30)       (0.37)
 Net realized gain                                                        --            --           --         (1.37)       (2.86)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $(0.70)      $  0.25      $ (1.33)     $  (6.88)    $  (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.76       $ 10.46      $ 10.21      $  11.54     $ 18.42
====================================================================================================================================
Total return*                                                          (4.99)%        4.12%       (9.00)%      (30.50)%      17.92%
Ratio of net expenses to average net assets+                            0.61%         0.59%        0.54%         0.53%        0.54%
Ratio of net investment income to average net assets+                   1.63%         1.63%        2.51%         2.12%        2.04%
Portfolio turnover rate                                                   84%          111%          53%           95%          34%
Net assets, end of period (in thousands)                              $8,745       $15,628      $39,120      $112,571     $238,308
Ratios with reduction for fees paid indirectly:
 Net expenses                                                           0.61%         0.59%        0.54%         0.53%        0.54%
 Net investment income                                                  1.63%         1.63%        2.51%         2.12%        2.04%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                Pioneer Value Fund | Annual Report | 9/30/11  31

Notes to Financial Statements | 9/30/11

1. Organization and Significant Accounting Policies

Pioneer Value Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets


32    Pioneer Value Fund | Annual Report | 9/30/11
and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

     At September 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


                              Pioneer Value Fund | Annual Report | 9/30/11    33

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.


34    Pioneer Value Fund | Annual Report | 9/30/11

     At September 30, 2011, the Fund reclassified $484,883 to decrease net investment income, and $484,883 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     At September 30, 2011, the Fund had a net capital loss carryforward of $702,495,219, of which the following amounts will expire between 2017 and 2018 if not utilized: $382,949,757 in 2017 and $319,545,462 in 2018.

     The tax character of distributions paid during the years ended September 30, 2011, and September 30, 2010, were as follows:

     ---------------------------------------------------------------------------
                                                  2011                   2010
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                       $22,406,572            $20,089,651
     Long-term capital gain                         --                     --
     ---------------------------------------------------------------------------
        Total                              $22,406,572            $20,089,651
     ===========================================================================

  The following shows the components of distributable earnings on a federal income tax basis at September 30, 2011:

     ---------------------------------------------------------------------------
                                                                        2011
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                            $    8,247,376
     Capital loss carryforward                                  (702,495,219)
     Unrealized depreciation                                     (69,094,332)
     ---------------------------------------------------------------------------
        Total                                                 $ (763,342,175)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).


                              Pioneer Value Fund | Annual Report | 9/30/11    35

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $65,594 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2011. During the year, the Fund recognized gains of $3,390,398 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments.


36    Pioneer Value Fund | Annual Report | 9/30/11

     Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $5 billion, 0.575% on the next $5 billion and 0.55% on the excess over $10 billion. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell 1000 Value Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum of 0.70% after the performance adjustment). For the year ended September 30, 2011, the aggregate performance adjustment resulted in a decrease to the basic fee of $1,597,791. For the year ended September 30, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $817 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2011.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.


                              Pioneer Value Fund | Annual Report | 9/30/11    37

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended September 30, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                             $1,469,870
Class B                                                                  9,329
Class C                                                                  7,675
Class Y                                                                  4,438
--------------------------------------------------------------------------------
   Total                                                            $1,491,312
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $368,237 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2011.

4. Distribution Plan

The Fund has adopted a distribution plan ("the Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,720 in distribution fees payable to PFD at September 30, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2011, CDSCs in the amount of $4,391 were paid to PFD.


38    Pioneer Value Fund | Annual Report | 9/30/11

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended September 30, 2011, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the federal funds rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2011, the Fund had no borrowings under this agreement.

7. Forward Foreign Currency Contracts

At September 30, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The Fund's gross forward currency settlement contracts receivable and payable were $886,875 and $897,591, respectively, resulting in a net payable of $10,716. The average value of contracts open during the year ended September 30, 2011 was $1,379,043. There were no open portfolio hedges at September 30, 2011.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of September 30, 2011, were as follows:

-----------------------------------------------------------------------------------------------
                                       Asset Derivatives 2011      Liabilities Derivatives 2011
                                       --------------------------------------------------------
                                       Balance                     Balance
                                       Sheet                       Sheet
Derivatives                            Location          Value     Location            Value
-----------------------------------------------------------------------------------------------
Forward Foreign Currency Contracts     Receivables        $--      Payables*           $10,716
-----------------------------------------------------------------------------------------------
   Total                                                  $--                          $10,716
===============================================================================================

* Forward Foreign Currency Contracts are shown as a net payable on the Statement of Assets and Liabilities.


                              Pioneer Value Fund | Annual Report | 9/30/11    39

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2011, was as follows:

------------------------------------------------------------------------------------------------------
                                                                                        Change in
                                                                       Realized Gain    Unrealized
                                                                       or (Loss) on     Gain or (Loss)
                              Location of Gain or (Loss)               Derivatives      on Derivatives
                              on Derivatives Recognized                Recognized       Recognized
 Derivatives                  in Income                                in Income        in Income
------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts   Net realized loss on forward foreign     $(419,566)
                              currency contracts and other assets and
                              liabilities denominated in foreign
                              currencies
 Foreign Exchange Contracts   Change in unrealized gain on forward                      $179
                              foreign currency contracts and other
                              assets and liabilities denominated in
                              foreign currencies

9. Pending Litigation

The Fund is currently involved in a litigation matter in Germany. A German financial intermediary, now deceased, apparently opened an account in the name of the plaintiffs, a married couple, and later misappropriated the assets. The plaintiffs filed a lawsuit against the Fund and an affiliate seeking recovery for the misappropriated assets, alleging negligence and breach of contract. The Fund believes that these claims are without merit and is defending the matter vigorously. As of year ended September 30, 2011, it is reasonably possible that an adverse outcome may result. Currently, the amount of any judgment cannot reasonably be estimated. Under the terms of an indemnification agreement, PIM and certain affiliates have agreed to indemnify the Fund for its losses and costs related to this litigation should there be an adverse outcome.

10. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


40    Pioneer Value Fund | Annual Report | 9/30/11

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Value Fund ("the Fund"), including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Value Fund at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
November 23, 2011

                              Pioneer Value Fund | Annual Report | 9/30/11    41

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


42    Pioneer Value Fund | Annual Report | 9/30/11

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                           Position Held            Length of Service                                           Other Directorships
Name and Age               with the Fund            and Term of Office         Principal Occupation             Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*   Chairman of the Board,   Trustee since 1982.        Non-Executive Chairman and a     None
                           Trustee and President    Serves until a successor   director of Pioneer Investment
                                                    trustee is elected or      Management USA Inc.
                                                    earlier retirement or      ("PIM-USA"); Chairman and a
                                                    removal.                   director of Pioneer; Chairman
                                                                               and Director of Pioneer
                                                                               Institutional Asset
                                                                               Management, Inc. (since 2006);
                                                                               Director of Pioneer
                                                                               Alternative Investment
                                                                               Management Limited (Dublin);
                                                                               President and a director of
                                                                               Pioneer Alternative Investment
                                                                               Management (Bermuda) Limited
                                                                               and affiliated funds; Deputy
                                                                               Chairman and a director of
                                                                               Pioneer Global Asset
                                                                               Management S.p.A. ("PGAM")
                                                                               (until April 2010); Director
                                                                               of PIOGLOBAL Real Estate
                                                                               Investment Fund (Russia)
                                                                               (until June 2006); Director of
                                                                               Nano-C, Inc. (since 2003);
                                                                               Director of Cole Management
                                                                               Inc. (since 2004); Director of
                                                                               Fiduciary Counseling, Inc.;
                                                                               President and Director of
                                                                               Pioneer Funds Distributor,
                                                                               Inc. ("PFD") (until May 2006);
                                                                               President of all of the
                                                                               Pioneer Funds; and Of Counsel,
                                                                               Wilmer Cutler Pickering Hale
                                                                               and Dorr LLP



------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*  Trustee and Executive    Trustee since 2007.        Director, CEO and President of   None
                           Vice President           Serves until a successor   PIM-USA (since February 2007);
                                                    trustee is elected or      Director and President of
                                                    earlier retirement or      Pioneer and Pioneer
                                                    removal.                   Institutional Asset
                                                                               Management, Inc. (since
                                                                               February 2007); Executive Vice
                                                                               Presi- dent of all of the
                                                                               Pioneer Funds (since March
                                                                               2007); Director of PGAM (2007
                                                                               - 2010); Head of New Europe
                                                                               Division, PGAM (2000 - 2005);
                                                                               and Head of New Markets
                                                                               Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                                Pioneer Value Fund | Annual Report | 9/30/11  43

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held    Length of Service                                            Other Directorships
 Name and Age        with the Fund    and Term of Office         Principal Occupation              Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Trustee          Trustee since 2005.        Managing Partner, Federal City    Director of Enterprise Com-
                                      Serves until a successor   Capital Advisors (corporate       munity Investment, Inc.
                                      trustee is elected or      advi- sory services company)      (privately held affordable
                                      earlier retirement or      (1997 - 2004 and 2008 -           housing finance company) (1985
                                      removal.                   present); Interim Chief           - 2010); Director of Oxford
                                                                 Executive Officer, Oxford         Analytica, Inc. (2008 -
                                                                 Analytica, Inc. (privately        present); Director of The
                                                                 held research and consulting      Swiss Helvetia Fund, Inc.
                                                                 company) (2010); Executive        (closed-end fund) (2010 -
                                                                 Vice President and Chief          present); and Director of New
                                                                 Financial Officer, I-trax,        York Mortgage Trust (publicly
                                                                 Inc. (publicly traded health      traded mortgage REIT) (2004 -
                                                                 care services company) (2004 -    2009)
                                                                 2007); and Executive Vice
                                                                 President and Chief Financial
                                                                 Officer, Pedestal Inc.
                                                                 (internet-based mortgage
                                                                 trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Trustee          Trustee since 1997.        Chairman, Bush International,     Director of Marriott Interna-
                                      Serves until a successor   LLC (international financial      tional, Inc. (2008 - present);
                                      trustee is elected or      advisory firm) (1991 -            Director of Discover Financial
                                      earlier retirement or      present); Senior Managing         Services (credit card issuer
                                      removal.                   Director, Brock Capital Group,    and electronic payment ser-
                                                                 LLC (strategic business           vices) (2007 - present);
                                                                 advisors) (2010 - present);       Former Director of Briggs &
                                                                 Managing Director, Federal        Stratton Co. (engine manu-
                                                                 Housing Finance Board             facturer) (2004 - 2009);
                                                                 (oversight of Federal Home        Former Director of UAL Cor-
                                                                 Loan Bank system) (1989 -         poration (airline holding
                                                                 1991); Vice President and Head    company) (2006 - 2010);
                                                                 of International Finance,         Director of ManTech Interna-
                                                                 Federal National Mortgage         tional Corporation (national
                                                                 Association (1988 - 1989);        security, defense, and
                                                                 U.S. Alternate Executive
                                                                 Director, International
                                                                 Monetary Fund (1984 - 1988);
                                                                 Executive Assistant to Deputy
                                                                 Secretary of the U.S.
                                                                 Treasury, U.S. Treasury
                                                                 Department (1982 - 1984); and
                                                                 Vice President and Team Leader
                                                                 in Corporate Banking, Bankers
                                                                 Trust Co. (1976 - 1982)
------------------------------------------------------------------------------------------------------------------------------------

44  Pioneer Value Fund | Annual Report | 9/30/11

------------------------------------------------------------------------------------------------------------------------------------
                           Position Held   Length of Service                                          Other Directorships
Name and Age               with the Fund   and Term of Office        Principal Occupation             Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                              intelligence technology firm)
                                                                                                      (2006 - present); Member,
                                                                                                      Board of Governors, Invest-
                                                                                                      ment Company Institute (2007 -
                                                                                                      present); Member, Board of
                                                                                                      Governors, Independent
                                                                                                      Directors Council (2007 -
                                                                                                      present); Former Director of
                                                                                                      Brady Corporation (2000 -
                                                                                                      2007); Former Director of
                                                                                                      Mortgage Guaranty Insurance
                                                                                                      Corporation (1991 - 2006);
                                                                                                      Former Director of Millennium
                                                                                                      Chemicals, Inc. (commodity
                                                                                                      chemicals) (2002 - 2005);
                                                                                                      Former Director, R.J. Reynolds
                                                                                                      Tobacco Holdings, Inc.
                                                                                                      (tobacco) (1999 - 2005); and
                                                                                                      Former Director of Texaco,
                                                                                                      Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)  Trustee         Trustee since 2008.         William Joseph Maier Professor Trustee, Mellon Institutional
                                           Serves until a successor    of Political Economy, Harvard  Funds Investment Trust and
                                           trustee is elected or       University (1972 - present)    Mellon Institutional Funds
                                           earlier retirement or                                      Master Portfolio (oversaw
                                           removal.                                                   17 portfolios in fund com-
                                                                                                      plex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                               Pioneer Value Fund | Annual Report | 9/30/11  45

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held   Length of Service                                         Other Directorships
Name and Age                with the Fund   and Term of Office         Principal Occupation           Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee         Trustee since 1990.        Founding Director, Vice        None
                                            Serves until a successor   President and Corporate
                                            trustee is elected or      Secretary, The Winthrop
                                            earlier retirement or      Group, Inc. (consulting
                                            removal.                   firm) (1982 - present);
                                                                       Desautels Faculty of
                                                                       Management, McGill
                                                                       University (1999 -
                                                                       present); and Manager of
                                                                       Research Operations and
                                                                       Organiza- tional
                                                                       Learning, Xerox PARC,
                                                                       Xerox's Advance Research
                                                                       Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)        Trustee         Trustee since 2006.        Chairman and Chief             Director, Broadridge
                                            Serves until a successor   Executive Officer,             Finan- cial Solutions,
                                            trustee is elected or      Quadriserv, Inc.               Inc. (investor
                                            earlier retirement or      (technology products           communications and
                                            removal.                   for securities lending         securities processing
                                                                       industry) (2008 -              provider for financial
                                                                       present); private              services industry) (2009
                                                                       investor (2004 - 2008);        - present); and Director,
                                                                       and Senior Executive Vice      Quadriserv, Inc. (2005 -
                                                                       Presi- dent, The Bank of       present)
                                                                       New York (financial and
                                                                       securities services)
                                                                       (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)    Trustee         Trustee since 1982.        President and Chief            Director of New America
                                            Serves until a successor   Executive Officer,             High Income Fund, Inc.
                                            trustee is elected or      Newbury, Piret & Company,      (closed-end investment
                                            earlier retirement or      Inc. (investment banking       company) (2004 -
                                            removal.                   firm) (1981 - present)         present); and member,
                                                                                                      Board of Gov- ernors,
                                                                                                      Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)        Trustee         Trustee since 1993.        Senior Counsel, Sullivan       Director, The Swiss
                                            Serves until a successor   & Cromwell LLP (law firm)      Helvetia Fund, Inc.
                                            trustee is elected or      (1998 - present); and          (closed-end investment
                                            earlier retirement or      Partner, Sullivan &            company); and Director,
                                            removal.                   Cromwell LLP (prior to         AMVESCAP, PLC (investment
                                                                       1998)                          manager) (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

46  Pioneer Value Fund | Annual Report | 9/30/11

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held         Length of Service                                     Other Directorships
Name and Age                with the Fund         and Term of Office       Principal Occupation         Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)  Secretary             Since 2010. Serves at    Vice President and           None
                                                  the discretion of the    Associate General Counsel
                                                  Board.                   of Pioneer since January
                                                                           2008 and Secretary of all
                                                                           of the Pioneer Funds
                                                                           since June 2010;
                                                                           Assistant Secretary of
                                                                           all of the Pioneer Funds
                                                                           from September 2003 to
                                                                           May 2010; and Vice
                                                                           President and Senior
                                                                           Counsel of Pioneer from
                                                                           July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)      Assistant Secretary   Since 2010. Serves at    Fund Governance Director     None
                                                  the discretion of the    of Pioneer since December
                                                  Board.                   2006 and Assistant
                                                                           Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; Manager -- Fund
                                                                           Governance of Pioneer
                                                                           from December 2003 to
                                                                           November 2006; and Senior
                                                                           Paralegal of Pioneer from
                                                                           January 2000 to November
                                                                           2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)           Assistant Secretary   Since 2010. Serves at    Counsel of Pioneer since     None
                                                  the discretion of the    June 2007 and Assistant
                                                  Board.                   Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; and Vice President
                                                                           and Counsel at State
                                                                           Street Bank from October
                                                                           2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)        Treasurer             Since 2008. Serves at    Vice President -- Fund       None
                                                  the discretion of the    Accounting,
                                                  Board.                   Administration and
                                                                           Controllership Services
                                                                           of Pioneer; Treasurer of
                                                                           all of the Pioneer Funds
                                                                           since March 2008; Deputy
                                                                           Treasurer of Pioneer from
                                                                           March 2004 to February
                                                                           2008; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds from March
                                                                           2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)       Assistant Treasurer   Since 2000. Serves at    Assistant Vice President     None
                                                  the discretion of the    -- Fund Accounting,
                                                  Board.                   Administration and
                                                                           Controllership Services
                                                                           of Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2002. Serves at   Fund Accounting Manager      None
                                                   the discretion of the   -- Fund Accounting,
                                                   Board.                  Administration and
                                                                           Controllership Services
                                                                           of Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                               Pioneer Value Fund | Annual Report | 9/30/11  47

------------------------------------------------------------------------------------------------------------------------------------
                        Position Held         Length of Service                                         Other Directorships
Name and Age            with the Fund         and Term of Office           Principal Occupation         Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)   Assistant Treasurer   Since 2009. Serves at        Fund Administration          None
                                              the discretion of the        Manager -- Fund
                                              Board.                       Accounting,
                                                                           Administration and
                                                                           Controllership Services
                                                                           since November 2008;
                                                                           Assistant Treasurer of
                                                                           all of the Pioneer Funds
                                                                           since January 2009; and
                                                                           Client Service Manager --
                                                                           Institutional Investor
                                                                           Services at State Street
                                                                           Bank from March 2003 to
                                                                           March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance      Since 2010. Serves at        Chief Compliance Officer     None
                        Officer               the discretion of the        of Pioneer and of all the
                                              Board.                       Pioneer Funds since March
                                                                           2010; Director of Adviser
                                                                           and Portfolio Compliance
                                                                           at Pioneer since October
                                                                           2005; and Senior
                                                                           Compliance Officer for
                                                                           Columbia Management
                                                                           Advisers, Inc. from
                                                                           October 2003 to October
                                                                           2005
------------------------------------------------------------------------------------------------------------------------------------


48  Pioneer Value Fund | Annual Report | 9/30/11

                           This page for your notes.



































                              Pioneer Value Fund | Annual Report | 9/30/11    49

                           This page for your notes.



































50    Pioneer Value Fund | Annual Report | 9/30/11

                           This page for your notes.



































                              Pioneer Value Fund | Annual Report | 9/30/11    51

                           This page for your notes.



































52    Pioneer Value Fund | Annual Report | 9/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $38,686 in 2011 and approximately
$38,686 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended September 30, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2011 and $8,290 in 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended September 30, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September
30, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2011 and $8,290 in 2010.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2011

* Print the name and title of each signing officer under his or her signature.